SMITH BARNEY TRUST II

Smith Barney Capital Preservation Fund

Smith Barney Capital Preservation Fund II

Supplement dated March 31, 2006 to Prospectuses dated February 28, 2006

The following information supplements and supersedes any contrary information contained in each Prospectus under the section titled “Management - Fixed income component and asset allocation”:

Effective April 1, 2006, the fixed income component and asset allocation of each fund will be managed by a team lead by Alex Romeo. Mr. Romeo will be assisted by Emin T. Rasulov, investment officer of Smith Barney Fund Management, LLC (the “manager”), who will assist Mr. Romeo in the day-to-day management of the fixed income component and the allocation of fund assets between the equity and fixed income components. Both Mr. Romeo and Mr. Rasulov are Portfolio Managers of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Mr. Rasulov holds a BS from Northeastern University. He joined Batterymarch in 2002 as a quantitative analyst and became a portfolio manager in 2005. Mr. Rasulov previously held responsibilities as an intern in business development and financial analysis at MotionCommerce, Inc. and Microsoft Corporation. Mr. Rasulov also worked at Eaton Vance and John Hancock Mutual Insurance and has four years of investment experience.

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